SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): September 25, 2001

Emerson Electric Co.
(Exact Name of Registrant as Specified in Charter)
Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8000 West Florissant Avenue St. Louis, Missouri		63136
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (314) 553-2000

Item 9.     Regulation FD Disclosure.

        The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders - 13 Month Summary
(Percent change.    Trailing 3-month average versus prior year.)

                                Aug. '00     Sep. '00     Oct. '00     Nov. '00     Dec. '00
                                --------     --------     --------     --------     --------
Industrial Automation             +0-5         flat         -5-0         -5-0         -5-0
HVAC                              +5-10        +0-5         flat         -5-0         +0-5
Electronics and Telecom           +>30         +>30         +>30          +30        +25-30
Appliance and Tools               -5-0         -5-0         flat         -5-0         -5-0
Process Control                   +0-5         +0-5         +0-5         +0-5         +0-5
  Total Emerson                   +5-10         +5           +5           +5          +5-10

                                Jan. '01     Feb. '01     Mar. '01     Apr. '01      May '01
                                --------     --------     --------     --------      -------
Industrial Automation             +0-5         flat         -5-0         -10-5        -10-5
HVAC                              +0-5          +5          -5-0         -5-0         -5-0
Electronics and Telecom          +10-15        -5-0         ->20         ->20         ->20
Appliance and Tools               -5-0          -5          -10-5        -10-5        -10-5
Process Control                  +10-15         +15        +15-20       +15-20       +10-15
  Total Emerson                   +5-10        +0-5         -10-5        -10-5        -10-5

                                Jun. '01     Jul. '01     Aug. '01
                                --------     --------     --------
Industrial Automation             -10-5       -15-10       -15-10
HVAC                              -10-5       -15-10       -20-15
Electronics and Telecom           ->20         ->30         ->30
Appliance and Tools                -5          -10-5         -5
Process Control                  +15-20       +15-20       +15-20
  Total Emerson                  -15-10       -20-15       -20-15

August `01 Order Comments:

Industrial Automation orders reflect significant declines in the North American and Asian industrial goods markets, unfavorable currency comparisons and soft demand in Europe and Latin America.

HVAC orders reflect weak U.S. demand for residential air conditioning and commercial and industrial refrigeration and air conditioning products, as well as declining demand in Europe. Asia demand remains strong.

Electronics and Telecom orders continue to reflect the broad weakness in the computing and telecom equipment markets.

Appliance and Tools orders reflect continued weakness in motor and appliance components demand, along with continued soft demand in the tools area.

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Process orders reflect strong growth in PlantWeb and Emerson Performance Solutions, widespread strength among control, valve and measurement products, and overall increases in capital spending by customers in key end markets.

On a single-month basis, all segments excluding Process Control posted improved order comparisons in August versus the June and July months, as did Emerson in total.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: September 25, 2001	By:	/s/ H. M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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